UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2007

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-16017	98-0223493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street Hamilton HM 12, Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 19, 2007, the registrant issued a letter to the Dubai Investment Group (the “Dubai Group”) in response to the Dubai Group’s Schedule 13-D dated October 18, 2007 filed with the Commission, and issued a related news release.  The letter and news release of the registrant dated October 19, 2007 are attached as Exhibits to this Current Report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Letter from the registrant dated October 19, 2007 to Dubai Investment Group LLC.

99.2	News release of the registrant dated October 19, 2007 regarding letter to Dubai Investment Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date:	October 19, 2007	By:	/s/ Edwin S. Hetherington
			Name:	Edwin S. Hetherington
			Title:	Vice President, General Counsel and Secretary